Exhibit 99.1

VOXX International Announces Filing of Quarterly Report on Form 10-Q and Results for Fiscal 2025 Third Quarter; Company also Announces Merger Regulatory Approvals

ORLANDO, FL.— February 7, 2025 — VOXX International Corporation (NASDAQ: VOXX) (“VOXX” or the “Company”), a leading manufacturer and distributor of automotive and consumer technologies for the global markets, as well as strategic joint ventures including biometrics, today announced that it has filed its Quarterly Report (the “Quarterly Report) on Form 10-Q for the period ended November 30, 2024 (the “Form 10-Q”) with the Securities and Exchange Commission (“SEC”).

As previously reported, the Company was unable to timely file the Form 10-Q for its 2025 fiscal third quarter. The delay was primarily related to the Company’s entry into an Agreement and Plan of Merger with Gentex Corporation (“Gentex”) on December 17, 2025, which caused the Company, in conjunction with its triggering events review, to test its goodwill, other intangible assets and other long-lived assets for impairment, thereby delaying its ability to timely file. On January 28, 2025, the Company received a letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market ("Nasdaq") stating that because the Company had not yet filed the Form 10-Q, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the SEC. Based upon today’s filing of the Form 10-Q, the Company expects to receive notification from Nasdaq that it has regained compliance with Rule 5250(c)(1).

Fiscal 2025 and Fiscal 2024 Third Quarter Comparisons

As contained in the Form 10-Q, the Company’s Fiscal 2025 third quarter compared with the Fiscal 2024 third quarter as follows:

•
Total net sales of $105.2 million compared to $135.3 million, down $30.1 million or 22.2%, with declines in both the Automotive Electronics and Consumer Electronics segments as a result of economic, retail and OEM manufacturing conditions, along with asset sales during Fiscal 2025.
•
Gross margin of 21.2% compared to 26.9%, down 570 basis points, driven by $7.0 million in inventory write-downs both in the Automotive Electronics and Consumer Electronics segments.
•
Total operating expenses of $76.6 million, up $42.5 million; principally driven by non-cash charges of $44.3 million (including goodwill impairment charges of $28.2 million and intangible asset impairment charges of $16.1 million). Excluding impairment charges, total operating expenses of $32.3 million declined by $1.8 million, an improvement of 5.2% from the prior fiscal year quarter.
•
Net loss attributable to VOXX International Corporation of $44.0 million compared to net income attributable to VOXX International Corporation of $1.9 million.
•
Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) loss of $40.8 million compared to EBITDA of $6.5 million. Adjusted EBITDA loss of $4.7 million compared to Adjusted EBITDA of $8.0 million.

Fiscal 2025 and Fiscal 2024 Nine-Month Comparisons

As contained in the Company’s Form 10-Q, the Company’s nine-month period ended November 30, 2025 compared to the corresponding prior year period as follows:

•
Total net sales of $289.3 million compared to $360.8 million, down $71.5 million or 19.8%, with declines both in the Automotive Electronics and Consumer Electronics segments.
•
Gross margin of 24.3% compared to 25.6%, down 130 basis points, including the impact of inventory write-downs taken in Fiscal 2025 third quarter.
•
Total operating expenses of $140.9 million, up $30.7 million, principally due to non-cash charges of $44.3 million in the Fiscal 2025 third quarter. Excluding impairment charges, total operating expenses of $96.6 million declined by $13.6 million, an improvement of 12.3%.
•
Total other income, net of $13.1 million compared to total other expense, net of $5.9 million.
•
Net loss attributable to VOXX International Corporation of $50.8 million compared to net loss attributable to VOXX International Corporation of $19.9 million.
•
Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) loss of $37.5 million compared to EBITDA loss of $6.5 million. Adjusted EBITDA loss of $10.4 million compared to Adjusted EBITDA of $3.0 million.

Selected Balance Sheet Data

As of November 30, 2024, the Company had cash and cash equivalents of $6.3 million as compared to cash and cash equivalents of $11.0 million as of February 29, 2024. Total debt as of November 30, 2024 was $18.8 million, which consists of $15.0 million outstanding on the Company’s Domestic Credit Facility and $3.8 million outstanding on the shareholder loan payable to Sharp Corporation. Total debt as of February 29, 2024 was $73.3 million. Total long-term debt, net of debt issuance costs was $14.5 million as of November 30, 2024 as compared to $71.9 million as of February 29, 2024, an improvement of $57.4 million.

Given the Company’s proposed merger transaction with Gentex, the Company is not hosting a conference call to discuss its Fiscal 2025 third quarter financial results.

Proposed Gentex Transaction – Anti-Trust Clearance

The Company today announced that the waiting period with respect to the proposed merger transaction with Gentex under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired at 11:59 p.m. Eastern Time on February 3, 2025. Additionally, on January 27, 2025, a letter was received from the German Federal Cartel Office advising that the proposed merger does not meet the prohibition conditions under the German Competition Act, and the merger may be implemented. The expiration of the HSR Act waiting period and clearance under the German Competition Act satisfy certain conditions to the closing of the merger. The proposed merger remains subject to other customary closing conditions, including approval by the Company’s stockholders and the absence of any legal prohibitions against the merger by a governmental authority of competent jurisdiction.

Non-GAAP Measures

EBITDA and Adjusted EBITDA are not financial measures recognized by GAAP. EBITDA represents net loss attributable to VOXX International Corporation and Subsidiaries, computed in accordance with GAAP, before interest expense and bank charges, taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for stock-based compensation expense, gains on the sale of certain assets and businesses, foreign currency gains and losses, restructuring expenses, goodwill and intangible asset impairment charges, certain non-routine and non-recurring fees, and awards. Depreciation, amortization, stock-based compensation, foreign currency gains and losses, and goodwill and intangible asset impairment charges are non-cash items.

We present EBITDA and Adjusted EBITDA in our Form 10-Q because we consider them to be useful and appropriate supplemental measures of our performance. Adjusted EBITDA helps us to evaluate our performance without the effects of certain GAAP calculations that may not have a direct cash impact on our current operating performance. In addition, the exclusion of certain costs or gains relating to certain events allows for a more meaningful comparison of our results from period-to-period. These non-GAAP measures, as we define them, are not necessarily comparable to similarly entitled measures of other companies and may not be an appropriate measure for performance relative to other companies. EBITDA and Adjusted EBITDA should not be assessed in isolation from, are not intended to represent, and should not be considered to be more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP.

About VOXX

VOXX International (NASDAQ: VOXX) has grown into a worldwide leader in the Automotive Electronics and Consumer Electronics industries. Over the past several decades, VOXX has built market-leading positions in in-vehicle entertainment and automotive security, as well as in a number of premium audio market segments, and more. VOXX is a global company, with an extensive distribution network that includes power retailers, mass merchandisers, 12-volt specialists and many of the world's leading automotive manufacturers. For additional information, please visit our website at www.voxxintl.com.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information Regarding the Merger and Where to Find It

This press release relates to the proposed merger involving the Company, Gentex and Instrument Merger Sub, Inc., a wholly-owned subsidiary of Gentex, whereby Merger Sub shall be merged with and into the Company (the “proposed merger”), with the Company as the surviving corporation. The proposed merger will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) together with a proxy card, which will be mailed or otherwise disseminated to the Company’s stockholders when such documents become available, together with a proxy card. The Company, Gentex and Merger Sub jointly filed a Schedule 13E-3 (the “Schedule 13E-3”) with the SEC on January 27, 2025, which is subject to update. The Company and Gentex may also file other relevant documents with the SEC regarding the proposed merger. INVESTORS AND STOCKHOLDERS ARE URGED, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, TO READ THE DEFINITIVE PROXY STATEMENT, SCHEDULE 13E-3, AS MAY BE AMENDED, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement and Schedule 13E-3, any amendments or supplements thereto, and other documents containing important information about the Company, Gentex and Merger Sub and the proposed merger, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the documents filed with the SEC can also be obtained on the Company’s website at www.voxintl.com or by contacting the Company’s investor relations at 917-887-8434 or gwiener@gwcco.com.

This press release may be deemed to be solicitation material in respect of the proposed merger contemplated by the Merger Agreement.

Certain Information Regarding Participants in the Solicitation

The Company, Gentex and certain of their directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the directors and executive officers of the Company, Gentex and Merger Sub is contained in the Company’s preliminary proxy statement related to the proposed Merger, as filed with the SEC on January 27, 2025, and the Schedule 13E-3 as filed with the SEC on January 27, 2025 by the Company, Gentex and Merger Sub. A description of the direct or indirect interests, by security holdings or otherwise of the Company’s directors and executive officers and Gentex are also included in the preliminary proxy statement, Schedule 13E-3 and other relevant documents filed with the SEC regarding the proposed merger. Free copies of these materials may be obtained as described in the preceding section.

Safe Harbor Statement

Except for historical information contained herein, statements made in this release constitute forward-looking statements and thus may involve certain risks and uncertainties. All forward-looking statements made in this release are based on currently available information and the Company assumes no responsibility to update any such forward-looking statements. The following factors, among others, may cause actual results to differ materially from the results suggested in the forward-looking statements: (i) the possibility that Nasdaq will not consider the Company in compliance with Listing Rule 5250(c)(1) irrespective of the Company’s filing of the Form 10-Q, (ii) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its shares of Class A Common Stock, (iii) other factors described under Risk Factors in our most recent Form 10-K and other filings made by the Company from time to time with the SEC, as such descriptions may be updated or amended in any future reports the Company files with the SEC.

Investor Relations Contact:

Glenn Wiener, President & CEO

GW Communications (for VOXX)

Email: gwiener@gwcco.com

- Tables to Follow -

VOXX International Corporation and Subsidiaries Consolidated Balance Sheets

(In thousands, except share and per share data)

	November 30, 2024	February 29, 2024
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$6,349	$10,986
Accounts receivable, net of allowances of $1,921 and $3,041 at November 30, 2024 and February 29, 2024, respectively	79,686	71,066
Inventory	96,416	128,471
Receivables from vendors	129	1,192
Due from Established	100	-
Due from GalvanEyes LLC, current	-	1,238
Prepaid expenses and other current assets	14,533	20,820
Income tax receivable	4,933	2,095
Total current assets	202,146	235,868
Investment securities	414	828
Equity investments	22,428	21,380
Property, plant and equipment, net	32,937	45,070
Operating lease, right of use assets	5,067	2,577
Goodwill	35,385	63,931
Intangible assets, net	38,483	68,766
Due from GalvanEyes LLC, less current portion	-	1,340
Deferred income tax assets	58	1,452
Other assets	1,908	2,794
Total assets	$338,826	$444,006
Liabilities, Redeemable Equity, Redeemable Non-Controlling Interest, and Stockholders' Equity
Current liabilities:
Accounts payable	$40,961	$35,076
Accrued expenses and other current liabilities	38,815	38,238
Income taxes payable	1,510	1,123
Accrued sales incentives	21,069	18,236
Contract liabilities, current	3,043	3,810
Current portion of long-term debt	3,837	500
Total current liabilities	109,235	96,983
Long-term debt, net of debt issuance costs	14,478	71,881
Finance lease liabilities, less current portion	399	644
Operating lease liabilities, less current portion	3,728	1,884
Deferred compensation	414	828
Deferred income tax liabilities	2,470	2,690
Other tax liabilities	719	809
Prepaid ownership interest in EyeLock LLC due to GalvanEyes LLC	-	9,817
Other long-term liabilities	2,828	2,170
Total liabilities	134,271	187,706
Commitments and contingencies
Redeemable equity: Class A, $.01 par value; 604,072 and 577,581 shares at November 30, 2024 and February 29, 2024, respectively	4,218	4,110
Redeemable non-controlling interest	(9,019)	(3,203)
Stockholders' equity:
Preferred stock:
No shares issued or outstanding	-	-
Common stock:
Class A, $.01 par value, 60,000,000 shares authorized, 24,000,886 and 23,985,603 shares issued and 19,649,703 and 19,698,562 shares outstanding at November 30, 2024 and February 29, 2024, respectively	240	240
Class B Convertible, $.01 par value, 10,000,000 shares authorized, 2,260,954 shares issued and outstanding at both November 30, 2024 and February 29, 2024	22	22
Paid-in capital	296,137	293,272
Retained earnings	7,449	58,272
Accumulated other comprehensive loss	(17,760)	(17,366)
Less: Treasury stock, at cost, 4,351,183 and 4,287,041 shares of Class A Common Stock at November 30, 2024 and February 29, 2024, respectively	(39,821)	(39,573)
Total VOXX International Corporation stockholders' equity	246,267	294,867
Non-controlling interest	(36,911)	(39,474)
Total stockholders' equity	209,356	255,393
Total liabilities, redeemable equity, redeemable non-controlling interest, and stockholders' equity	$338,826	$444,006

VOXX International Corporation and Subsidiaries

Unaudited Consolidated Statements of Operations and Comprehensive (Loss) Income

(In thousands, except share and per share data)

	Three months ended November 30,		Nine months ended November 30,
	2024	2023	2024	2023
Net sales	$105,175	$135,260	$289,324	$360,828
Cost of sales	82,830	98,918	218,878	268,281
Gross profit	22,345	36,342	70,446	92,547
Operating expenses:
Selling	7,638	10,967	25,076	32,154
General and administrative	16,294	15,944	48,528	52,621
Engineering and technical support	8,316	7,063	20,660	23,257
Goodwill impairment charges	28,171	-	28,171	-
Intangible asset impairment charges	16,093	-	16,093	-
Restructuring expenses	49	101	2,378	2,168
Total operating expenses	76,561	34,075	140,906	110,200
Operating (loss) income	(54,216)	2,267	(70,460)	(17,653)
Other income (expense):
Interest and bank charges	(1,355)	(1,892)	(5,466)	(5,011)
Equity in income of equity investees	382	1,101	933	3,958
Gain on sale of business	-	-	8,300	-
Gain on sale of assets	7,299	-	9,453	-
Final arbitration award	-	(752)	-	(3,350)
Other, net	(2,084)	156	(113)	(1,497)
Total other income (expense), net	4,242	(1,387)	13,107	(5,900)
(Loss) Income before income taxes	(49,974)	880	(57,353)	(23,553)
Income tax (benefit) expense	(513)	97	493	(54)
Net (loss) income	(49,461)	783	(57,846)	(23,499)
Less: net loss attributable to non-controlling interest	(5,495)	(1,129)	(7,023)	(3,609)
Net (loss) income attributable to VOXX International Corporation and Subsidiaries	$(43,966)	$1,912	$(50,823)	$(19,890)
Other comprehensive (loss) income:
Foreign currency translation adjustments	(1,037)	279	(779)	1,337
Derivatives designated for hedging	477	(29)	374	(55)
Pension plan adjustments	19	(1)	11	(7)
Other comprehensive (loss) income, net of tax	(541)	249	(394)	1,275
Comprehensive (loss) income attributable to VOXX International Corporation and Subsidiaries	$(44,507)	$2,161	$(51,217)	$(18,615)
(Loss) Income per share - basic: Attributable to VOXX International Corporation and Subsidiaries	$(1.90)	$0.08	$(2.20)	$(0.85)
(Loss) Income per share - diluted: Attributable to VOXX International Corporation and Subsidiaries	$(1.90)	$0.08	$(2.20)	$(0.85)
Weighted-average common shares outstanding (basic)	23,160,541	23,270,834	23,141,960	23,510,578
Weighted-average common shares outstanding (diluted)	23,160,541	23,467,022	23,141,960	23,510,578

Reconciliation of GAAP Net (Loss) Income Attributable to

VOXX International Corporation to EBITDA and Adjusted EBITDA

	Three months ended November 30,		Nine months ended November 30,
	2024	2023	2024	2023
Net (loss) income attributable to VOXX International Corporation and Subsidiaries	$(43,966)	$1,912	$(50,823)	$(19,890)
Adjustments:
Interest expense and bank charges (1)	1,144	1,688	4,825	4,405
Depreciation and amortization (1)	2,569	2,808	8,024	9,003
Income tax (benefit) expense	(513)	97	493	(54)
EBITDA	(40,766)	6,505	(37,481)	(6,536)
Stock-based compensation	262	177	820	643
Gain on sale of tradename	-	-	-	(450)
Gain on sale of business	-	-	(8,300)	-
Gain on sale of assets	(7,299)	-	(9,453)	-
Foreign currency losses (1)	2,413	144	1,058	2,320
Restructuring expenses	49	101	2,378	2,168
Goodwill impairment charges (1)	24,985	-	24,985	-
Intangible asset impairment charges (1)	14,411	-	14,411	-
Non-recurring ERP implementation costs	-	-	55	-
Gain on termination of interest rate swap	(47)	-	(47)	-
Non-recurring due diligence fees	1,112	-	1,112	-
Non-routine legal fees	191	318	66	1,549
Final arbitration award	-	752	-	3,350
Adjusted EBITDA	$(4,689)	$7,997	$(10,396)	$3,044

(1)
For purposes of calculating Adjusted EBITDA for the Company, interest expense and bank charges, depreciation and amortization, foreign currency gains and losses, and goodwill and intangible asset impairment charges have been adjusted in order to exclude the non-controlling interest portion of these expenses attributable to EyeLock LLC and Onkyo Technology KK, as appropriate.